Exhibit 99.1

1 NEUBASE THERAPEUTICS, INC. Drugging the Genome Œ with Precision Genetic Medicines Investor Update for Myotonic Dystrophy, Type 1 (DM1) Program March 14, 2022

Safe Harbor Statement

Certain statements contained in this presentation regarding matters that are not historical facts are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, known as the PSLRA. These include statements regarding management's intentions, plans, beliefs, expectations or forecasts for the future, and, therefore, you are cautioned not to place undue reliance on them. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. NeuBase Therapeutics, Inc. ("NeuBase") undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by law. NeuBase uses words such as "anticipates," "believes," "plans," "expects," "projects," "future," "intends," "may," "will," "should," "could," "estimates," "predicts," "potential," "continue," "guidance," and similar expressions to identify these forward-looking statements that are intended to be covered by the safe-harbor provisions of the PSLRA. Such forward-looking statements are based on NeuBase's expectations and involve risks and uncertainties; consequently, actual results may differ materially from those expressed or implied in the statements due to a number of factors, including, but not limited to, NeuBase's plans to develop and commercialize its product candidates, including from the NT0100, NT0200 and NT0300 programs; the timing of initiation of NeuBase's planned clinical trials; the timing of the availability of data from NeuBase's clinical trials; the timing of any planned investigational new drug application or new drug application; NeuBase's plans to research, develop and commercialize its current and future product candidates; the clinical utility, potential benefits and market acceptance of NeuBase's product candidates; NeuBase's commercialization, marketing and manufacturing capabilities and strategy; NeuBase's ability to protect its intellectual property position; NeuBase's estimates regarding future revenue, expenses, capital requirements and need for additional financing; and the impact of COVID-19 on NeuBase and its partners. New factors emerge from time to time and it is not possible for NeuBase to predict all such factors, nor can NeuBase assess the impact of each such factor on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Forward-looking statements included in this presentation are based on information available to NeuBase as of the date of this presentation. NeuBase disclaims any obligation to update such forward-looking statements to reflect events or circumstances after the date of this presentation, except as required by applicable law. This presentation does not constitute an offer to sell, or the solicitation of an offer to buy, any securities.

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3 NEUBASE THERAPEUTICS, INC. NT - 0200 Program : Myotonic Dystrophy, Type 1 (DM1) Therapeutic Differentiators: Potential for Best - in - Class • Patient - friendly systemic route (IV 1 and/or SC 2 ) • Whole - body solution to address muscle, heart, and brain pathologies • Designed to maintain DMPK 3 protein which is likely important for healthy function Program Status: On Track for 4Q CY2022 IND 4 Filing • Nominated NT - 0231.F as development candidate • CMC 5 scale - up, product stability (ongoing) and formulation complete • Pharmacology dose ranging in the high - bar gold - standard HSA LR animal model with clinically relevant molecular and functional rescue complete • Exposure after systemic routes in muscle, heart and brain for PK 6 /PD 7 in process • Exploratory multi - species DRF 8 toxicology and PK/ADME 9 in process Supporting Data: Pharmacology • In vitro patient cells: cell and nuclear entry, target engagement and splice rescue, and normalized DMPK mRNA 10 levels • In vivo HSA LR mouse model: established different routes of administration (IM 11 , IV, SC) showing dose - dependent and clinically - relevant molecular and functional rescue 1 Intravenous; 2 Subcutaneous; 3 D ystrophia myotonica protein kinase; 4 Investigational New Drug Application; 5 Chemistry, manufacturing and controls; 6 Pharmacokinetic; 7 Pharmacodynamic; 8 Dose range finding; 9 Absorption, distribution, metabolism and excretion; 10 Messenger ribonucleic acid; 11 Intramuscular

PATrOL™ Platform[1]: One Technology to Address Rare and Common Diseases

1. **New Nucleobases: Highly Selective with Single Base Pair Precision**

   NeuBase's A, G, T, C, and U are highly selective to binding the target DNA[2] or RNA[3] mutation while minimizing off-target effects

2. **Neutral Backbone: Well Tolerated with Enduring Treatment Potential**

   Compared to negatively-charged sugar phosphate-based backbones, NeuBase's neutral backbone is non-immunogenic and confers high-binding affinity and key drug-like properties



PNA
RNA
(or DNA)
1
2
A
U
C
G
G
C
U
A
NH₂
CONH₂

[1]Peptide-nucleic acid antisense oligonucleobase platform; [2]Deoxyribonucleic acid; [3]Ribonucleic acid

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5 NEUBASE THERAPEUTICS, INC. PATrOL TM Shuttle Enables Broad Delivery after Systemic Administration Systemic route with broad and enduring biodistribution Entry into cytoplasm of all cell types tested Uniquely Drug the Genome Œ (DNA or RNA) Novel nucleobases engage the mutation to correct gene function and resolve disease Subcutaneous or intravenous injection Cell membrane Cell nucleus Delivery shuttle Payload Myotonic dystrophy type 1 (DM1) Novel Delivery Technology Achieves Broad Tissue Distribution Including into the Brain 3 Endosomal entry Direct entry

NeuBase Platform: Unmatched **Advantages** for Precision Genetic Medicines

Based on preclinical studies over CY2020 and CY2021, the platform can efficiently deliver genetic medicines with broad tissue distribution, and precisely engage DNA and RNA mutations in a manner that is well tolerated with the potential for sustained efficacy and scalability.

Broadly Delivered	Highly Selective	Well Tolerated	Enduring	Manufacturable	Scalable
Broad biodistribution after systemic route including into the brain	Differentiates between mutant and wild-type alleles with single-base precision	Immunologically inert allowing repeat chronic drugging of the genome	Stable against degradation and long in-tissue half-life for a durable effect	Leverages existing small molecule and synthetic peptide GMP[1] synthesis CDMOs[2]	Most diseases are genetic, so ongoing learnings create speed and efficiency

[1]Good manufacturing practice; [2]Contract development and manufacturing organizations

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Pipeline for Rare and Common Genetic Diseases with High Unmet Medical Need

PROGRAM	TARGET	DISCOVERY	PRECLINICAL	PHASE 1/2	NEXT CATALYST[1]
Myotonic Dystrophy (DM1) NT-0200 Program	***DMPK***	Monogenic Disease			**1H2022** - Rodent and NHP[2] PK/ADME & bioavailability (IV/SQ) - PK/PD in transgenic model(s) - Rodent & NHP exploratory toxicology
Huntington's Disease (HD) NT-0100 Program	***HTT*[3]**	Monogenic Disease			**1H2022** - Reduction in mutant HTT[4] aggregates in the brains of transgenic animals after systemic administration
Oncology NT-0300 Program	***KRAS*[5] G12D** ***KRAS* G12V**	Multiple Cancers			**2022** - Optimization of candidates - Mechanistic studies - *In vivo* pharmacology after systemic administration

PIPELINE EXPANSION OPPORTUNITIES:
Neurology
Neuromuscular
Cardiovascular
Metabolic

Platform learnings from first programs increase efficiency and speed of output of new pipeline programs

[1]Calendar year; [2]Non-human primate; [3]Huntingtin gene; [4]Huntingtin protein; [5]Kirsten rat sarcoma viral oncogene homolog

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Key Enabling Advancements for NT-0231.F; **On Track for 4Q2022 IND Filing**

Important for a Best-in-Class Solution	NeuBase's Relevant Advancements
Candidate traffics into nuclei to engage genetic CUG[1] target, displaces MBNL1[2] to rescue splicing defects, and resolves myotonia	Single-dose IM and IV and multiple-dose SC administration achieves clinically relevant molecular and functional rescue
A whole-body therapeutic approach to treat the muscle and brain effects of the disease	PK after systemic administration illustrates broad biodistribution

[1]Cytosine-uracil-guanine mRNA trinucleotide repeat; [2]Muscleblind-like splicing regulator 1 protein and likely additional sequestered proteins

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DM1: A Serious Genetic Disease; A **First-in-Class Genetic Medicine** Approach

1 in 8,000 affected by DM1[1-5], with no effective therapies available

- Patients with DM1 suffer from cognitive deficits and muscle pathology (skeletal, smooth and cardiac)
- Caused by a trinucleotide expansion in the *DMPK* gene forming toxic hairpins in the nucleus[1]
- Hairpins form nuclear aggregates together with MBNL1 splice proteins and result in widespread mis-splicing of pre-mRNAs
- Increases in severity from generation to generation
- Significant impact on quality of life with shortened life-expectancy

NT-0231.F targets CUG expansion in *DMPK* RNA to release MBNL1 and rescue splicing

- Novel PATrOL™ development candidate targets the double-stranded hairpin in *DMPK* RNA in the nucleus
- Small molecule "naked" oligo, non-biologic synthetic (no MAb[6]/FAb[7])



~~UN~~DRUGGABLE
CUG repeats
pre-mRNA
PNA

[1]Mahadevan M *et al.* Science. 1992 Mar 6;255(5049):1253-5; [2]https://www.myotonic.org; [3]https://www.mda.org; [4]Pascual-Gilabert et. al., Drug Discovery Today, 2021, 26(7):1765-1772. [5]Metrics are approximate; [6]Monoclonal antibody; [7]Antibody fragment.

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10 NEUBASE THERAPEUTICS, INC. 'D\ From Intramuscular PoC 1 to Systemic Dose - Ranging in the HSA LR Mouse Muscle Relaxation 2 (PD) Intramuscular (IM) Single Dose Study (21 mg/kg) Systemic Dose Range Study IV SC SC Target Engagement/Splice Rescue (PD) and PK EMG 3 Single Dose – Intravenous (IV): 40, 60 mg/kg Single Dose – Subcutaneous (SC): 40, 80, 120 mg/kg Multiple Dose – Subcutaneous (SC): 20, 40, 60 mg/kg Dose 1 Proof - of - concept; 2 Plantar - flexor torque assay; 3 Electromyography. 'D\

11 NEUBASE THERAPEUTICS, INC. HSA LR Control 3 FVB Control 3,4 NT - 0231.F 21 mg/kg 5 HSA LR No Treatment Direct Target Engagement Consequent Splice Rescue of Representative Transcripts Release of Splice Factors from Toxic RNA Hairpin Single IM Dose of NT - 0231.F Potently Reduces ACTA1 - CUG exp RNA Levels and Rescues Splicing by Day 22 1 Human skeletal muscle actin transgene with expanded CUG repeat mRNA measured by quantitative reverse transcription followed b y p olymerase chain reaction (RT - PCR) after random priming as per Tanner MK, Tang Z, Thornton CA. Nucleic Acids Res. 2021 Feb 26;49(4):2240 - 2254; 2 Murine transcript, relative usage by RT - PCR as per Wojtkowiak - Szlachcic A et al . Nucleic Acids Res. 2015 Mar 31;43(6):3318 - 31 and Klein AF et al . J Clin Invest. 2019 Nov 1;129(11):4739 - 4744 ; 3 Vehicle treated; 4 Friend leukemia virus B background strain to HSA LR unaffected mouse ; 5 Oligo mass; t test comparisons to HSA LR Control: ****p < 0.0001. 0 50 100 150 Atp2a1 Splice Rescue 2 % E x o n 2 2 I n c l u s i o n **** 0 10 20 30 40 50 Mbnl1 Splice Rescue 2 % E x o n 5 I n c l u s i o n **** 0.0 0.5 1.0 1.5 ACTA1-CUG exp RNA Levels 1 F o l d C h a n g e ****

12 NEUBASE THERAPEUTICS, INC. 0.0 0.1 0.2 0.3 0.4 0.5 R e l a x a t i o n T i m e ( s ) * Single IM Dose of NT - 0231.F Rescues Clcn1 Splicing, Restores Functional Chloride Channel Protein, and Reverses Myotonia by Day 22 Muscle Relaxation Day 21 Post - Dose 2 HSA LR Control 3 FVB Control 3 NT - 0231.F 21 mg/kg 4 HSA LR No Treatment Restores functional chloride channel protein in myofiber membrane and reverses myotonia 1 0 20 40 60 Clcn1Splice Rescue Day 22 Post-Dose 1 % E x o n 7 a I n c l u s i o n **** 1 Murine transcript, 2 Murine transcript, relative usage by RT - PCR as per Wojtkowiak - Szlachcic A et al . Nucleic Acids Res. 2015 Mar 31;43(6):3318 - 31 and Klein AF et al . J Clin Invest. 2019 Nov 1;129(11):4739 - 4744 ; 2 Myotonia as measured by time to 60% relaxation of gastrocnemius muscle at 5 th electrically - stimulated maximal contraction, no changes to muscle force production; 3 Vehicle treated; 4 Oligo mass; t - test comparison to HSA LR Control. *p < 0.05, ****p < 0.0001.

13 NEUBASE THERAPEUTICS, INC. Single IM Dose of NT - 0231.F Eliminates Nuclear Aggregates; Enduring Tissue Exposure Beyond Day 22 Suggests Durable Pharmacology 1 Fluorescenece in situ hybridization with a Cy5 - labeled probe complementary to CUG repeats after Tibialis anterior muscle harvesting, sectioning and fi xation; 2 Test article extraction followed by liquid chromatography m ass - spectroscopy (LC - MS), communicated as nanograms of NT - 0231.F per gram of tissue (ng/g) ; 3 V ehicle treated; 4 Oligo mass ; t - test comparison to HSA LR Control. HSA LR Control 3 FVB Control 3 NT - 0231.F 21 mg/kg 4 10000 100000 1000000 N T - 0 2 3 1 . F n g / g t i s s u e <LLOQ (1000) NT - 0231.F Day 22 tissue exposure 2 following gastrocnemius IM administration 0.0 0.1 0.2 0.3 0.4 0.5 0.6 0.7 0.8 0.9 1.0 1.1 RNA FISH % Positivity % P o s i t i v i t y *** RNA FISH 1 % Positivity

14 NEUBASE THERAPEUTICS, INC. • Serum C max and AUC 0 - t or AUC 0 - ∞ values increased in an approximately dose - proportional manner 3 - 5 • SC bioavailability is ~46% • Serum T1/2 is ~2.5 hours following IV or SC administration 6 • Serum clearance following SC or IV administration was ~4 - fold greater than mouse GFR 7 , suggesting primarily GFR clearance • Volume of distribution after IV or SC administration was ~110 - fold greater than mouse blood volume suggesting wide tissue distribution • Brain, kidney, heart, liver, and skeletal muscle exposures under analysis PK Serum Profiles of NT - 0231.F in Wild - Type BALB/C Mice Following SC or IV Single - Dosing Suggests Wide Tissue Distribution 1 Nanograms; 2 Milliliter; 3 C max =maximum test - article concentration; 4 AUC 0 - t = a rea under the concentration - time curve from time zero to the last measurable concentration using linear - log trapezoidal rule ; 5 AUC 0 - ∞ = area under the curve from time 0 extrapolated to infinite time ; 6 T1/2=half life; 7 Glomerular filtration rate 0 1 10 100 1000 10000 0.0 2.0 4.0 6.0 8.0 10.0 12.0 14.0 NT - 0231.F (NG 1 /ML 2 ) TIME (HOURS) 10 mg/kg SC 30 mg/kg SC 30 mg/kg IV

15 NEUBASE THERAPEUTICS, INC. D a y 4 D a y 7 D a y 1 4 D a y 2 1 D a y 2 8 D a y 3 5 D a y 4 2 0 10 20 30 40 50 % E x o n 5 I n c l u s i o n ✱✱ ✱✱ ✱✱ ✱✱✱ D a y 4 D a y 7 D a y 1 4 D a y 2 1 D a y 2 8 D a y 3 5 D a y 4 2 0 25 50 75 100 125 % E x o n 2 2 I n c l u s i o n ✱✱ ✱ ✱✱ ✱✱ D a y 4 D a y 7 D a y 1 4 D a y 2 1 D a y 2 8 D a y 3 5 D a y 4 2 0 5 10 15 % E x o n 7 I n c l u s i o n ✱ ✱✱ ✱✱✱ Atp2a1 Splice Rescue 2 Mbnl1 Splice Rescue 2 Bin1 Splice Rescue 2 D a y 4 D a y 7 D a y 1 4 D a y 2 1 D a y 2 8 D a y 3 5 D a y 4 2 0.0 0.5 1.0 1.5 2.0 ACTA1 F o l d C h a n g e ✱✱✱ ✱✱ ✱✱✱ ✱✱✱ HSA LR Control 3 FVB Control 3 NT - 0231.F 40 mg/kg 4 ACTA1 - CUG exp RNA Levels 1 Single IV Dose Shows Target Engagement and Consequent Splice Rescue at Multiple Time Points in Tibialis Anterior Muscle 1 Human skeletal muscle actin transgene with expanded CUG repeat mRNA measured by quantitative reverse transcription followed b y p olymerase chain reaction (RT - PCR) after random priming as per Tanner MK, Tang Z, Thornton CA. Nucleic Acids Res. 2021 Feb 26;49(4):2240 - 2254; 2 Murine transcript, relative usage by RT - PCR as per Wojtkowiak - Szlachcic A et al . Nucleic Acids Res. 2015 Mar 31;43(6):3318 - 31 and Klein AF et al . J Clin Invest. 2019 Nov 1;129(11):4739 - 4744 ; 3 Vehicle treated; 4 Oligo mass; t test comparisons to HSA LR Control: *p < 0.05, **p < 0.01; ***p< 0.001.

16 NEUBASE THERAPEUTICS, INC. Single IV Dose Illustrates Splice Rescue of Clcn1 at Day 21 and Consequent Day Reversal of Myotonia at Day 35 in Tibialis Anterior Muscle D a y 4 D a y 7 D a y 1 4 D a y 2 1 D a y 2 8 D a y 3 5 D a y 4 2 0 10 20 30 40 % E x o n 7 a I n c l u s i o n ✱ ✱ ✱ ✱ Time course of Clcn1 Splice Rescue 1 HSA LR Control 3 FVB Control 3 NT - 0231.F 40 mg/kg 4 HSA LR No Treatment Muscle Relaxation - T60 Day 28 Post - Dose 2 Muscle Relaxation - T60 Day 35 Post - Dose 2 Significant Improvement of Relaxation > 28 Days Significant Induction of Splice Rescue > 21 Days Chloride channel translation and membrane insertion 1 Murine transcript, relative usage by RT - PCR as per Wojtkowiak - Szlachcic A et al . Nucleic Acids Res. 2015 Mar 31;43(6):3318 - 31 and Klein AF et al . J Clin Invest. 2019 Nov 1;129(11):4739 - 4744 ; 2 Myotonia as measured by time to 60% relaxation of gastrocnemius muscle at 2 nd electrically - stimulated maximal contraction, no changes to muscle force production; 3 Vehicle treated; 4 Oligo mass; t - test comparison to HSA LR Control. *p < 0.05.

17 NEUBASE THERAPEUTICS, INC. Multi - Dose SC Injection of NT - 0231.F Shows Dose Response and Encouraging Results for a Potentially Patient - Friendly Route of Administration 0.0 0.5 1.0 1.5 2.0 ACTA1 F o l d C h a n g e ✱✱ ✱✱✱✱ 0 50 100 Atp2a1Splice Rescue Day 42 % E x o n 2 2 I n c l u s i o n ✱✱✱ ✱✱✱ FVB Control 3 NT - 0231.F 20mg/kg 4 NT - 0231.F 40mg/kg 4 NT - 0231.F 60mg/kg 4 HSA LR Control 3 Direct Target Engagement Consequent Splice Rescue of Representative Transcripts Release of Splice Factors from Toxic Hairpin ACTA 1 - CUG exp RNA Levels 1 Atp2a1 Splice Rescue 2 Bin1 Splice Rescue 2 0 10 20 30 40 Mbnl1 Splice Rescue 2 % E x o n 5 I n c l u s i o n ✱✱ ✱✱✱ 1 Human skeletal muscle actin transgene with expanded CUG repeat mRNA measured by quantitative reverse transcription followed b y p olymerase chain reaction (RT - PCR) after random priming as per Tanner MK, Tang Z, Thornton CA. Nucleic Acids Res. 2021 Feb 26;49(4):2240 - 2254; 2 Murine transcript, relative usage by RT - PCR as per Wojtkowiak - Szlachcic A et al . Nucleic Acids Res. 2015 Mar 31;43(6):3318 - 31 and Klein AF et al . J Clin Invest. 2019 Nov 1;129(11):4739 - 4744 ; 3 Vehicle treated; 4 Oligo mass; t test comparisons to HSA LR Control: **p < 0.01; ***p< 0.001, ****p < 0.0001.

18 NEUBASE THERAPEUTICS, INC. Multi - Dose SC Injection of NT - 0231.F Rescues Clcn1 Splicing and Reverses Myotonia in Tibialis Anterior Muscle Relaxation Day 35 FVB Control 3 NT - 0231.F 20mg/kg 4 NT - 0231.F 40mg/kg 4 NT - 0231.F 60mg/kg 4 HSA LR Control 3 Significant Induction of Myotonia Correction ≥35 Days Significant Induction of Clcn1 Splice Rescue > 35 Days Chloride Channel Translation and Membrane Insertion 0.0 0.1 0.2 0.3 0.4 0.5 R e l a x a t i o n T i m e ( s ) ** *** 0 5 10 15 20 Clcn1Splice Rescue Day 42 % E x o n 7 a I n c l u s i o n ✱✱ ✱✱✱ 1 Murine transcript, relative usage by RT - PCR as per Wojtkowiak - Szlachcic A et al . Nucleic Acids Res. 2015 Mar 31;43(6):3318 - 31 and Klein AF et al . J Clin Invest. 2019 Nov 1;129(11):4739 - 4744 ; 2 Myotonia as measured by time to 60% relaxation of gastrocnemius muscle at 5th electrically - stimulated maximal contraction, no changes to muscle force production; 3 Vehicle treated; 4 Oligo mass; t - test comparison to HSA LR Control. **p < 0.01; ***p< 0.001. 1 2

The HSA^{LR} Mouse: A Higher Bar than Humans for CUG-Targeted Therapies

Amount of CUG^{exp} RNA in HSA^{LR} is >10x compared to human DM1 muscle likely resulting in human dose overestimation

Mouse	Human
Pathology restricted to skeletal muscle	Pathology in skeletal muscle, cardiac muscle, smooth muscle and brain
ACTA1 human transgene/transcript contains mutation	*DMPK* gene/transcript contains mutation
>30,000 transcripts per million in skeletal muscle[1]	~100 transcripts per million in skeletal muscle[2]
~220 CUG repeats per *ACTA1* transcript	100-1000 CUG repeats per *DMPK* transcript
~6.6m *ACTA1*-CUG repeats per million transcripts	**10k-100k *DMPK*-CUG repeats per million transcripts[3]**

[1]As measured in human skeletal muscle https://www.gtexportal.org/home/gene/ACTA1; [2]As measured in human skeletal muscle https://www.gtexportal.org/home/gene/DMPK; [3]Depending on size of expansion in affected individual, excluding potential somatic expansions which may increase CUG repeats to ~500,000 per million transcripts.

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CY2022: IND Filing for DM1 Program and **Advancing Toward the Clinic**

Program	Q1 CY2022	Q2 CY2022	Q3 CY2022	Q4 CY2022
DM1	• For our development candidate, NT-0231.F: ✓ **PK** / ADME and bioavailability in wild-type model(s) ✓ PK / **PD** in transgenic murine model(s) – Exploratory toxicology in murine and NHP models		• Mechanistic studies including blood-brain barrier (BBB) transit • GLP toxicology **DM1 IND filing planned**	
HD	• Test for reduction in mutant HTT aggregates in the brain of transgenic murine model(s) via systemic route		• Test for functional rescue of transgenic murine model(s) with systemic route • Development candidate nomination	
KRAS	• Optimization of candidates and mechanistic studies		• *In vivo* pharmacology in xenograft murine models	

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